Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Leases
Leases

Rental expense for operating leases was $14.3 million, $14.5 million, and $14.2 million for the years ended December 31, 2012, 2011, and 2010, respectively. Sublease rental income was not material in any of the periods presented.

As of December 31, 2012, our minimum lease payment requirements for noncancelable operating leases with remaining terms of more than one year are as follows (in thousands):

2013	$12,346
2014	11,613
2015	10,919
2016	9,061
2017	8,520
Thereafter	36,723
Total	$89,182

These future minimum lease payment requirements have not been reduced by sublease rentals due in the future under noncancelable subleases. Minimum sublease income expected to be received in the future is not material.